Exhibit 31

CERTIFICATION

I, Jan Telander, certify that:

1.    I have reviewed this annual report on Form 10-K of Progreen Properties, Inc.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements  were made,  not  misleading  with  respect  to the period  covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this  report,  fairly  present  in all  material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.    The  registrant 's other certifying  officer(s) and I are responsible for establishing and maintaining disclosure controls and  procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

         (a) designed such disclosure  controls and  procedures, or caused such disclosure controls and procedures to be designed  under our  supervision,  to ensure that material information relating to the registrant,  including  its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) designed such internal control over financial reporting,  or caused such  internal control over financial reporting to be designed  under  our supervision, to provide reasonable  assurance  regarding  the  reliability  of financial reporting and the  preparation  of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

         (d) disclosed in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant’s auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

         (a) all significant  deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting which are reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

         (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

July 29, 2011	/s/ Jan Telander
Jan Telander, Chief Executive Officer and Chief Financial Officer